Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FIRST TRUST TCW OPPORTUNISTIC FIXED INCOME ETF

FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF

(each a “Fund”)

SUPPLEMENT TO THE FUNDS’ PROSPECTUS, SUMMARY PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION

DaTED March 11, 2025

On March 10, 2025, the Board of Trustees of the Trust (the “Board”) voted to terminate each Fund’s investment sub-advisory agreement among the Trust, on behalf of the applicable Fund, First Trust Advisors L.P, the Funds’ investment advisor (“FTA”), and TCW Investment Management Company LLC, the Funds’ investment sub-advisor, (the “Sub-Advisory Agreement”) effective at the close of business on May 9, 2025 (the “Termination”). FTA will continue to serve as investment advisor to the Funds after the Termination.

In anticipation of the Termination, the Board approved a new investment sub-advisory agreement among the Trust, on behalf of each Fund, FTA and Smith Capital Investors, LLC (“Smith Capital”) (the “New Sub-Advisory Agreement”), subject to the approval of the Funds’ shareholders. Further, to avoid any interruption of investment sub-advisory services for the Funds prior to receipt of shareholder approval of the New Sub-Advisory Agreement, the Board approved an interim investment sub-advisory agreement with Smith Capital for each Fund which will become effective upon the Termination and will remain in effect for a maximum period of 150 days from its effective date.

For each Fund, under the interim sub-advisory agreement and, if approved by the shareholders, the New Sub-Advisory Agreement, Smith Capital will be responsible for the selection and ongoing monitoring of the securities in the Fund’s investment portfolio. Smith Capital, with principal offices at 1430 Blake St, Denver, CO 80202, was founded in 2018, and provides a disciplined, fundamentally driven approach to fixed-income investment management and advisory services. As of January 31, 2025, Smith Capital had approximately $5.298 billion under management or committed to management.

In connection with the approval of Smith Capital as the Funds’ investment sub-advisor, it is anticipated that each Fund will be managed in a substantially similar manner to the general investment strategy currently described in each Fund’s prospectus; however, certain of the Funds’ non-fundamental investment policies will be revised to reflect the way in which Smith Capital will seek to achieve each Fund’s investment objective and to reflect Smith Capital’s general fixed-income investment philosophy. These revisions are expected to take effect upon the Termination. Please see below for a summary of Smith Capital’s investment philosophy and certain expected revisions to each Fund’s non-fundamental investment policies.

In addition, the Board, subject to shareholder approval, approved a “manager of managers” structure for the Funds (the “Manager of Managers Structure”). In general terms, if implemented, the Manager of Managers Structure would permit FTA, subject to approval by the Board, to appoint and replace affiliated and unaffiliated investment sub-advisors and enter into and materially amend investment sub-advisory agreements for the Funds without shareholder approval. In addition, under the Manager of Managers Structure, the Funds would be permitted to disclose, as applicable, certain information regarding investment advisory and sub-advisory fees on an aggregate, rather than an individual, basis in various disclosure documents. For the Manager of Managers Structure to be implemented for each Fund, it must be approved by shareholders.

The New Sub-Advisory Agreement and Manager of Managers Structure will be submitted to the shareholders of each Fund for approval at a special meeting of shareholders of the Funds that is expected to be held later this year. There can be no assurance that the shareholders of the Funds will vote to approve the New Sub-Advisory Agreement or the Manager of Managers Structure for their Fund.

Smith Capital

Smith Capital’s investment philosophy is based on seeking to deliver results through disciplined, fundamentally driven investment strategies, with a focus on risk-adjusted returns and the preservation of capital. Smith Capital believes that this is best achieved by employing a dynamic fundamental framework for understanding when risk is priced appropriately. In seeking to emphasize risk-adjusted returns, Smith Capital views investment opportunities through the lens of the risk associated with achieving an expected result and utilizing a bottom-up fundamental process to identify securities that offer risk/reward profiles that fit the desired investment criteria. In seeking to optimize returns, Smith Capital believes that preservation of capital must be a priority, and therefore, seeks to manage investments with a goal of minimizing unnecessary risk. In implementing this investment philosophy, Smith Capital believes that a fixed-income portfolio should be actively managed to evolve with changing market conditions, that individual investment decisions should be based on in-depth fundamental analysis and a disciplined risk framework, that unnecessary risk should be minimized, and that investment portfolios should be transparent, explainable, and built on high-conviction investment ideas rooted in extensive proprietary research.

Smith Capital believes that markets move in cycles, which requires adaptability, discipline, and deep fundamental research. As part of this philosophy, Smith Capital seeks to proactively adjust risk exposure over market cycles by moving between defensive, neutral, and opportunistic positioning informed by macroeconomic views on the business and economic cycle, and valuations that exist in the market. Smith Capital’s investment process starts with bottom-up analysis on individual credit exposures and applies a top-down macroeconomic assessment. Factors such as inflation, interest rate trends, global growth, fiscal and monetary policy, and credit market liquidity are all considered when assessing macroeconomic positioning. The process integrates a credit research approach across the entire investment universe and leverages a proprietary analysis to identify securities with strong risk-adjusted return potential.

In navigating market cycles, Smith Capital views portfolio positioning in three distinct categories: opportunistic, neutral, and defensive positioning. During an opportunistic environment, Smith Capital will seek to focus on capturing growth in favorable market conditions. This position is taken when credit spreads are attractive, economic growth is strong, and market sentiment is constructive. During an opportunistic market environment, Smith Capital will generally increase exposure to high-yield bonds and securitized credit where risk-adjusted returns look favorable. Smith Capital will also utilize selective exposure of longer-duration bonds if rates are expected to decline and make tactical credit allocations to companies undergoing capital structure improvements and free cash flow growth. Smith Capital fundamentally believes that in opportunistic phases, risk is rewarded, and spreads compensate for potential volatility.

During a neutral environment, Smith Capital will focus on balancing income and risk in a transition market. This position is taken when economic indicators become mixed, credit spreads are fair, economic growth may be slowing, and rate uncertainty is rising. During a neutral environment, Smith Capital will generally balance allocations between investment-grade credit and securitized debt, with selective exposure to higher-yielding assets. Smith Capital will deploy tactical shifts between duration neutral and modest duration extension depending on rate outlooks, while maintaining a barbell approach by combining shorter-duration, higher-yielding assets with longer-duration, high-quality securities. This market phase requires flexibility, as risks may emerge but are not fully realized, and shifts the focus to durable income generation and risk mitigation.

During a defensive environment, Smith Capital focuses on prioritizing capital preservation through the stress in the market. This position is taken when economic conditions deteriorate, credit spreads widen, market volatility rises, and liquidity concerns emerge. During a defensive market environment, Smith Capital will focus on quality, increasing exposure to U.S. Treasuries, investment-grade corporate bonds, and agency mortgage-backed securities. Smith Capital will also generally focus on shortening duration to mitigate interest rate risk and reduce exposure to higher-yielding, cyclical credit. During a defensive environment, Smith Capital tends to maintain higher allocations to cash and defensive fixed income instruments for liquidity and risk mitigation. Smith Capital fundamentally believes in protecting capital through uncertain or volatile markets,  while prioritizing liquidity, quality, and risk reduction through the market cycle.

Expected Fund Changes

Upon Smith Capital becoming investment sub-advisor to the Funds, the name of each Fund will be changed to replace “TCW” with “Smith” and certain of the Funds’ non-fundamental investment policies will be revised (as described below) to reflect the way in which Smith Capital will seek to achieve each Fund’s investment objective and to reflect Smith Capital’s general fixed-income investment philosophy.

The appointment of Smith Capital as the Funds’ investment sub-advisor and the related changes to each Fund’s investment strategies and policies may result in significant portfolio turnover for the Funds. There are risks associated with such turnover, including valuation risk, which is the risk that the sale price a Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. Debt securities are commonly valued by third-party pricing services that utilize a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such securities, cash flows and transactions for comparable instruments. Additionally, pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. There is no assurance that a Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund.

First Trust TCW Opportunistic Fixed Income ETF

Upon Smith Capital becoming investment sub-advisor to the Fund, the following changes will be made to the Fund’s non-fundamental investment policies:

•	The Fund’s average portfolio duration range of 1.5 years (plus or minus) of the portfolio duration of the securities comprising the Bloomberg U.S. Aggregate Index will change to 45% (plus or minus) of the portfolio duration of the securities comprising the Bloomberg U.S. Aggregate Index;
•	the Fund’s 50% investment limit on non-agency, non-government-sponsored entity securities and privately-issued mortgage-related and other asset-backed securities will be lowered to 30%;
•	the Fund’s 25% investment limit on (i) non-agency residential mortgage-backed securities, (ii) non-agency commercial mortgage-backed securities and CLOs, and (iii) non-agency asset-backed securities will each be removed;
•	the Fund’s 15% investment limit on bank loans will be raised to 25%;
•	the Fund will implement at 15% investment limit on preferred and convertible securities; and
•	the Fund may invest in exchange-traded funds (“ETFs”) that invest primarily in fixed-income securities.

First Trust TCW Unconstrained Plus Bond ETF

Upon Smith Capital becoming investment sub-advisor to the Fund, the following changes will be made to the Fund’s non-fundamental investment policies:

•	the Fund’s 25% investment limit on (i) non-agency residential mortgage-backed securities, (ii) non-agency commercial mortgage-backed securities and CLOs, and (iii) non-agency asset-backed securities will each be removed;
•	the Fund’s 60% investment limit on securities issued by issuers with significant ties to emerging market countries will be lowered to 25%;
•	the Fund’s 50% investment limit on securities denominated in non-U.S. currencies will be lowered to 10%;
•	the Fund will implement a 25% investment limit on preferred and convertible securities;
•	the Fund’s 15% investment limit on bank loans will be removed; and
•	the Fund may invest in ETFs that invest primarily in fixed-income securities.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS, SUMMARY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE